Exhibit 99.7

Metallurgical Sales

Mike Allen

President, Massey Metallurgical Sales September 27, 2005

Massey Metallurgical Mines

2

Domestic Met Accounts

3

Massey Coal Export Accounts

4

New Markets for Massey

Coke Oven Battery – Al Nasr

6

Posco-Korea

Pohang Steelworks

Gwangyang Steelworks

7

China Steel

8

Steel Authority of India

Issues Driving Changes

Strong Worldwide Steel Production Rapid Chinese & Indian Growth Weak U.S. Dollar

Strong Worldwide Steel Production

World approaching 1 billion tonnes of production

December 2004 up 23% year over prior year China is primary source of growth

Others also serving Chinese market

Capacity utilization will rise in Japan, U.S., other traditional producers

Production is straining raw material inputs

Source:

Growth Rate in India & China

Economy running at a robust GDP rate >9% in China and >13% in India created vacuum-like demand for raw materials.

Crude steel production in 2004 topped 273 MMt in China and 32 MMt in India.

Source:

HILL & ASSOCIATES, INC.

Future Growth led by BRICS

The world is likely to see increased demand for BF-based ironmaking and hence coke in the short to medium term. China is a major factor in the strong demand growth for coke and hard coking coal.

Vast iron ore reserves Extensive met coal Scrap/some DRI

Low grade iron ore reserves Vast(?) met coal No Scrap

Limited iron ore reserves Some met coal No scrap/minor DRI

Vast high grade iron ore reserves Very limited met coal No scrap/some sponge iron

Vast low cost high grade iron ore reserves no met coal No Scrap/limited merchant pig iron

Brazil Russia India China SE Asia

KEY MASSEY MET COAL

OPERATIONS

MARFORK COAL

Marfork Coal Company

Located in Raleigh County, West Virginia. Massey greenfield project began in 1994 on former Bethlehem properties.

At 7 million annual tons, largest shipper of metallurgical coal in U. S.

Recently expanded with acquisition of adjacent Rowland reserves.

Eagle, Powellton and Cedar Grove Seams

Marfork Coal Company

Rail service:

CSX Kanawha District

150-car, 4-hour batch weigh loadout Access to Pier IX and DTA Terminal

PERFORMANCE COAL

GOALS PLANT

Performance Coal & Goals Plant

Rail service at Goals plant:

CSX Kanawha District 90-car, 24-hour loadout

Access to Pier IX and DTA Terminal

Rail service at Surveyor Loadout:

NS Virginian District 80-car, 4 hour loadout

Access to Lamberts Point Terminal

Performance Coal & Goals Plant

Located in Raleigh County, West Virginia. Formerly Peabody’s Montcoal and Sundial operations.

Primary production is UBB Eagle longwall-Most goes to Marfork.

Annual production of 5.5 million tons. Shumate Powellton and Hazy Ridge Hernshaw Met coals also.

ELK RUN COAL

Elk Run Coal Company

Located in Boone County, West Virginia. Began operations as a Massey greenfield development in 1981.

White Knight Powellton Mine and Cedar Grove Mine are key met coal producers. Massey’s largest shipping point at +9 million annual tons — steam and met coals.

Elk Run Coal Company

Rail service:

CSX Kanawha District

150-car, 4-hour batch weigh loadout Access to Pier IX and DTA Terminal

INDEPENDENCE COAL

Independence Coal Company

Based in Boone County, West Virginia. Formerly Westmoreland’s Ferrell operation; acquired by Massey in 1992. Primary met production is Powellton seam from Justice Mine longwall.

Annual production exceeds 5 million tons.

Independence Coal Company

Rail service:

CSX Kanawha District 150-car, 4-hour loadout

Access to Pier IX and DTA Terminal

KNOX CREEK

Knox Creek Coal Corporation

Knox Creek includes the Tiller No. 1 underground room and pillar mine and a preparation plant.

Production from the mine is belted directly to the preparation plant.

The plant has a feed capacity of 650 tons per hour.

The preparation plant serves customers on the Norfolk Southern rail system with unit trains of up to 100 railcars.

BANDMILL PREPARATION PLANT

Bandmill Preparation Plant

Located at Lyburn, West Virginia. Shipping Point - Hutchinson, WV.

5	million tons per year production capacity. Rail Service at Bandmill

CSX #82733 - Kanawha District

150-car, 4-1/2 hour batch weigh, 3700 tons per hour Raw Coal Storage - 200,000 tons - Silos + ground Clean Coal Storage - 100,000 tons - Silos + ground

Logan County Development

Logan Complex includes Aracoma Mine and Bandmill Preparation plant - both near Logan, WV.

Aracoma reserves leased in 1987. Adjacent Bandmill plant acquired from Pittston in 1998.

Aracoma Alma Mine – 3 Million tons per year production – 1 Longwall and 2 Miner Sections.

Aracoma reserves of 30.5 million recoverable tons.

GREEN VALLEY

Green Valley Coal Company

Located in Nicholas County, WV.

Former Lady H operation was acquired by Massey in 1996.

Serves both premium industrial and metallurgical customers All production is Sewell seam. Annual shipments of 0.6 million tons.

Green Valley Coal Company

Rail service:

CSX NF&G District 75-car, 24-hour loadout

Access to Pier IX and DTA Terminal

NICHOLAS ENERGY

NICHOLAS ENERGY COMPANY

Located in Nicholas County, West Virginia Purchased from Bethlehem’s HPM subsidiary in 1997 NS shipping point post Conrail split

NICHOLAS ENERGY COMPANY

ANNUAL PRODUCTION - 3.7 million tpy

2.5 million tons compliance

1.0 million tons <1% sulfur

NICHOLAS ENERGY COMPANY

Rail Service:

Norfolk Southern Kenova Freight District

140 car, 4-hour batch weigh loadout

Rawl Sales & Processing

38

Rawl Sales & Processing Co.

Operations located in Mingo County, West Virginia and Pike County, Kentucky Developed as Massey greenfield project in 1977.

New rail coal receiving system allows sourcing of production from plus 100 mile radius. Annual production of 3-4 million tons.

Rawl Sales & Processing Co.

Rail service:

NS Thacker District

150-car, 4-hour batch weigh loadout Access to Lamberts Point Terminal

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